American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Focused International Growth Fund
Supplement dated August 24, 2018 ■ Summary Prospectus and Prospectus dated April 1, 2018

The following changes are effective September 8, 2018:

The following replaces the Portfolio Managers section on page 4 of the Focused International Growth summary prospectus and page 5 of the Focused International Growth prospectus.
Portfolio Managers
Rajesh Gandhi, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2016.
Jim Zhao, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2009.

The following replaces The Fund Management Team section on pages 8-9 of the prospectus for Focused International Growth:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Rajesh Gandhi
Mr. Gandhi, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2016. He joined American Century Investments in 2002 as an investment analyst. He became a portfolio manager in 2008. He has a bachelor’s degree in finance and real estate from the University of Wisconsin. He is a CFA charterholder.
Jim Zhao
Mr. Zhao, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2009 as a senior investment analyst. He became a vice president and senior investment analyst in 2016 and a vice president and portfolio manager in 2017. He has a bachelor’s degree in physics and a master’s degree in civil and environmental engineering from Clarkson University and an MBA from Carnegie Mellon University. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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